Child, Van Wagoner & Bradshaw, PLLC
A Professional Limited Liability Company of CERTIFIED PUBLIC ACCOUNTANTS

1284 W. Flint Meadow Dr., Suite D, Kaysville, UT 84037 PHONE: (801) 927-1337 FAX: (801) 927-1344
5296 S. Commerce Dr., Suite 300, Salt Lake City, UT 84107 PHONE: (801) 281-4700 FAX: (801) 281-4701

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Along Mobile Technologies, Inc. (formerly International Synergy Holding Company, Ltd.)

We hereby consent to the use of our report dated March 14, 2006, with respect to the financial statements of Along Mobile Technologies, Inc. (formerly International Synergy Holding Company, Ltd.) and subsidiary in the Form 8-K to be filed on April 6, 2006.

CHILD, VAN WAGONER & BRADSHAW, PLLC
Kaysville, Utah
April 6, 2006